Prospectus Supplement	December 31, 2017

Putnam VT Absolute Return 500 Fund
Prospectus dated April 30, 2017
Putnam VT Global Asset Allocation Fund
Prospectus dated April 30, 2017

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that each fund’s portfolio managers are now Robert Schoen, James Fetch and Jason Vaillancourt.

Additional information regarding each fund’s portfolio managers, including their business experience during the last five years, is set forth in each fund’s prospectus.

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